SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2004

FAIRPOINT COMMUNICATIONS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	333-56365	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)  (Zip Code)

(704) 344-8150
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

ITEM 7.         Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits

            *99.1       High Yield Conference Presentation.

ITEM 9.         Regulation FD Disclosure

            On February 9, 2004, Eugene B. Johnson and Walter E. Leach, Jr., executive officers of FairPoint Communications, Inc., participated in the Citigroup 12th Annual High Yield/Leveraged Finance Conference. The presentation is attached hereto as Exhibit 99.1.

* Filed herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS INC.

	By:	/s/ Walter E. Leach, Jr.
Dated: February 9, 2004		Name: Title:	Walter E. Leach, Jr. Senior Vice President and Chief Financial Officer